Statement of Additional Information

Steben Select Multi-Strategy Fund

Class A Shares | Class I Shares

July 28, 2017

as supplemented on April 6, 2018

9711 Washingtonian Blvd., Suite 400
Gaithersburg, MD 20878

800.726.3400

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of Steben Select Multi-Strategy Fund (“Fund”) dated July 28, 2017 (the “Prospectus”). Defined terms used herein, and not otherwise defined herein, have the same meanings as in the Prospectus. You can request a copy of the Prospectus may be obtained by writing to the Fund at the address above or by calling the Fund at 1.800.726.3400 or by visiting www.steben.com.

Table of Contents

Statement of Additional Information

Organization and History of the Fund

The Fund is a closed-end, non-diversified management investment company. The Fund was organized as a Delaware statutory trust on February 14, 2013. The Fund offers two separate classes of shares of beneficial interest (the “Shares”) designated Class A Shares and Class I Shares to certain eligible individual and institutional investors. Class A Shares and Class I Shares are subject to different fees and expenses. All outstanding shares as of July 31, 2014 were designated Class I Shares.

The Fund invests all of its investable assets in a corresponding trust with a similar name and an identical investment objective. The Fund seeks its investment objective by investing all of its investable assets in the Steben Select Multi-Strategy Master Fund, a Delaware statutory trust (the “Master Fund”), a separate registered investment company managed by Steben & Company, Inc. (the “Investment Manager”).

Additional Investment Policies and Practices

The investment objective and principal investment strategies of the Fund are set forth in the Prospectus. Also set forth in the Prospectus are the principal risks associated with the investment strategies of the Master Fund.

As described in the Prospectus, the Fund seeks to achieve its objective by investing substantially all of its investable assets in the Master Fund. Certain additional investment information is set forth below. To the extent that certain defined terms are not defined herein, such terms have the same meaning as defined in Prospectus.

Additional Methods of Investing in Portfolio Funds

The Master Fund typically invests directly in a Portfolio Fund by purchasing an interest in such Portfolio Fund. There may be situations, however, where a Portfolio Fund is not open or available for direct investment by the Master Fund. On occasions where the Investment Manager determines that an indirect investment is the most effective or efficient means of gaining exposure to a Portfolio Fund, the Master Fund may invest in a Portfolio Fund indirectly by purchasing a structured note or entering into a swap or other contract paying a return approximately equal to the total return of a Portfolio Fund. In each case, a counterparty would agree to pay to the Master Fund a return determined by the return of the Portfolio Fund, in return for consideration paid by the Master Fund equivalent to the cost of purchasing an ownership interest in the Portfolio Fund. Indirect investment through a swap or similar contract in a Portfolio Fund carries with it the credit risk associated with the counterparty. Indirect investments generally are subject to transaction and other fees, which reduce the value of the Master Fund’s investment. There can be no assurance that the Master Fund’s indirect investment in a Portfolio Fund has the same or similar results as a direct investment in the Portfolio Fund, and the Master Fund’s value may decrease as a result of such indirect investment. When the Master Fund makes an indirect investment in a Portfolio Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Portfolio Fund, such investment by the Master Fund may be subject to additional regulations.

Applicability of Investment Company Act Limitations

For purposes of determining compliance with Fund’s investment restrictions and certain investment limitations under the Investment Company Act, including for example, leverage limitations, the Fund does not “look through” Portfolio Funds in which the Master Fund invests, except for: (i) to any extent such an investment may be allowed, Portfolio Funds managed or distributed by the Fund’s Investment Manager or Distributor, respectively, or their affiliates; and (ii) any subsidiary vehicles established to pursue the Fund’s investment program. Portfolio Funds are not subject to the Fund’s investment restrictions and, unless registered under the Investment Company Act, are generally not subject to any investment limitations under the Investment Company Act or the Code. If, in the future, the Fund obtains exemptive relief to permit the Fund or the Investment Manager to enter into advisory arrangements with sub-advisers without first obtaining the approval of Shareholders, the Fund and the Master Fund generally does “look through” to the underlying investments of accounts or vehicles established to facilitate the management of the Master Fund’s assets by such sub-advisers.

The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at

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that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code.

As registered investment companies, the Fund and the Master Fund are subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Master Fund must “set aside” (often referred to as “asset segregation” or “earmarking”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forwards contracts that are not contractually required to cash settle, for example, the Master Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward contracts that are contractually required to cash settle, however, the Master Fund is permitted to set aside liquid assets in an amount equal to its daily marked-to-market net obligations (i.e., the Master Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Master Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Master Fund may use money market instruments, as well as other liquid assets, to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. As a result of their segregation, the short-term debt securities (or any other liquid asset segregated) may not be used for other operational purposes. The Investment Manager monitors the Master Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of investments.

Fundamental Policies

All fundamental and non-fundamental investment policies of the Fund and the Master Fund are identical. Therefore, although the following discusses the investment policies of the Fund and the Board, it applies equally to the Master Fund and the Master Fund’s Board of Trustees (“Master Board”).

The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the Investment Company Act). These investment restrictions are only applicable to the Fund and not to the Portfolio Funds. The investment objective of the Fund is not fundamental and may be changed without a vote of a majority of the Fund’s outstanding voting securities.

The Fund may not:

•	Issue any senior security (as that term is defined in the Investment Company Act) or borrow money, except to the extent permitted by the Investment Company Act, the rule and regulations thereunder and any applicable exemptive relief. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security.

•	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities.

•	Make loans of money or securities to other persons, except to the extent permitted by the Investment Company Act, the rule and regulations thereunder and any applicable exemptive relief or through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

•	Purchase or sell real estate, except that (1) it may dispose of real estate acquired as a result of the ownership of securities or other instrument and (2) the Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or interests therein or in the securities of companies (including Portfolio Funds) that deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts and real estate operating companies.

•	Invest in commodities or commodity contracts, except (1) to the extent permitted by the Investment Company Act, the rule and regulations thereunder and any applicable exemptive relief and (2) that the Fund may purchase and sell foreign currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

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•	Invest 25% or more of the value of its total assets in the securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to tax-exempt municipal securities) of issuers engaged in any single industry or group of related industries, except that the Fund may invest 25% or more of the value of its total assets in Portfolio Funds, but will not invest 25% or more of the value of its total assets in Portfolio Funds that focus on investing in any single industry or group of related industries. For purposes of this restriction, the Fund’s investments in Portfolio Funds are not deemed to be investments in an industry.

Under the Investment Company Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called: (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

With respect to these policies and other policies and investment restrictions described in the Prospectus and this SAI (except the Fund’s and the Master Fund’s fundamental policies on borrowings and the issuance of senior securities), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s or the Master Fund’s total assets, unless otherwise stated, will not constitute a violation of such policy or restriction. The Fund’s and the Master Fund’s investment policies and restrictions do not apply to the activities and transactions of Portfolio Funds in which assets of the Master Fund are invested, but will apply to investments made by the Fund or the Master Fund directly (or any account consisting solely of the Fund’s or the Master Fund’s assets). The Portfolio Funds may have different or contrary investment policies. The Investment Manager will not cause the Fund to make loans to or receive loans from the Investment Manager or its affiliates, except to the extent permitted by the Investment Company Act or as otherwise permitted by applicable law.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s, the Master Fund’s or the Portfolio Funds’ investment objectives will be achieved or that their investment programs will be successful. In particular, each Portfolio Fund Manager’s use of leverage, short sales and derivative transactions, and limited diversification can, in certain circumstances, result in significant losses to the Fund. Shareholders should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Shareholders could lose some or all of their investment.

Board of Trustees, Officers and Portfolio Management

The Fund’s operations are managed under the direction and oversight of the Fund’s Board. And, the Master Fund’s operations are managed under the direction and oversight of the Master Fund’s Board. References herein to the Trustees and the Fund’s Board refer to both Boards and the Trustees of both the Fund’s Board and of the Master Fund’s Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Fund’s Board has overall responsibility for monitoring and overseeing the investment program of the Fund and its management and operations. The Board monitors and oversees the business affairs of the Fund. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the directors of an investment company registered under the Investment Company Act organized as a corporation and has complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Fund’s business. The Trustees who are not “interested persons” within the meaning of the Investment Company Act are identified as Independent Trustees of the Board.

Biographical Information

Certain biographical and other information relating to Trustees of the Fund and of the Master Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served as a Trustee, the total number of portfolios overseen in the complex of funds advised by the Investment Manager (“SCI Advised Funds”) and any public Director/Trusteeships. The information in the table is current as of March 31, 2017. Unless otherwise noted, each Trustee or officer has served in his current principal occupation or (for Trustees) other directorships for the last five years. All persons named as Trustees also serve in similar capacities for other SCI Advised Funds. The SCI Advised Funds comprise Steben Select Multi-Strategy Fund, Steben Select Multi-Strategy Master Fund and the Steben Managed Futures Strategy Fund, a series of Steben Alternative Investment Funds. The address of each Trustee and officer is c/o Steben Select Multi-Strategy Fund, 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, Maryland 20878.

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Independent Trustees*

Name and Year of Birth	Position(s) with Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in SCI Advised Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
Andrew Putterman# Age: 58	Trustee (Since 2018)	Principal, 1812 Park, LLC (financial consulting)(2014 to present); Advisory Director, Silver Lane Advisors (2016 to present); Advisory Board Member, Vestigo Ventures 1 GP, LLC (2016 to present); Managing Director, B+ Institutional Services, LLC (2014 to 2015); Independent Board Member, Princeton Private Equity Fund (2014 to 2015); Chairman Emeritus, Fortigent LLC (financial services) (2013 to 2014); Managing Director, LPL Financial (financial services) (2012 to 2014); The Private Trust Company (January 2013 to December 2013); President and Chief Executive Officer, Fortigent LLC (2006 to 2012 and 2013, respectively).	3	Trustee of Absolute Shares Trust (which consists of 12 funds), since 2014; Steben Managed Futures Cayman Fund Ltd.; Steben Alternative Investment Funds, Steben Select Multi-Strategy Master Fund (investment companies).
Mark E. Schwartz# Age: 70	Trustee (Since 2013)	Managing Director, Bronfman E.L. Rothschild (investment adviser) March 2017 to present; formerly, President, TriCapital Advisors, Inc., 2006 to February 2017.	3	Appointed Trustee of University of Maryland College Park Foundation since 2015; Steben Managed Futures Cayman Fund Ltd.; Steben Alternative Investment Funds, Steben Select Multi-Strategy Master Fund (investment companies).

Interested Trustees*

Name and Age	Position(s) with Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
Kenneth E. Steben** Age: 62	Chairman of the Board, Trustee and Chief Executive Officer (Since 2013)	President and Chief Executive Officer since 1989 of Steben & Company, Inc.	3	Steben Managed Futures Cayman Fund Ltd.; Steben Alternative Investment Funds, Steben Select Multi-Strategy Master Fund (investment companies).

*	There is no stated term of office for the Fund’s Trustees. Each Trustee serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided in the Declaration of Trust, Bylaws or by statute.
**	Mr. Steben is an “interested person”, as defined in the Investment Company Act, due to his position as President and Chief Executive Officer of the Investment Manager.
#	Member of the Audit Committee and the Governance and Nominating Committee.

Officers of the Funds Who Are Not Trustees

Name and Age	Position(s) Held with Fund (Since)	Principal Occupation(s) During the Past 5 Years
Francine J. Rosenberger Age: 49	Chief Compliance Officer (CCO) and Secretary (Since 2013)	General Counsel, SCI, since January 2013; Partner, K&L Gates LLP (law firm) from 2003 to January 2013.
Carl A. Serger Age: 57	Chief Financial Officer (Since 2013)	Chief Financial Officer, SCI, since December 2009; Senior VP, CFO and COO, Peracon, Inc. (electronic transactions platform) from 2007 to 2009; Senior VP and CFO, Ebix Inc., (financial technology company) from 2006 to 2007; CFO, Senior VP and Treasurer, Finetre Corporation (financial technology company) from 1999 to 2006.

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Board Structure and Role of the Board of Trustees

The Board of Trustees’ primary role is oversight of the management of the Fund. As is the case with virtually all investment companies, the Fund’s service providers, primarily the Investment Manager and its affiliates, have responsibility for the Fund’s day-to-day management, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Fund and its service providers.

Experience, Qualifications, Attributes and Skills of the Fund’s Trustees. The Nominating Committee, which is comprised of Independent Trustees, is responsible for reviewing the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and will conduct a similar review in connection with the proposed nomination of current Trustees for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Trustee, the Nominating Committee will take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contributes to good governance for the Fund.

The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills, which allows the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board believes that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified to serve as such.

In determining whether a particular Trustee is qualified to serve as a Trustee, the Board will consider a variety of criteria, none of which, in isolation, is controlling. In addition, the Board may take into account the actual or anticipated (in the case of new Trustees) service and commitment of each Trustee (including the Trustee’s commitment to participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should serve as a Trustee. Additional information about the specific experience, qualifications, attributes and skills of each Trustee, which was taken into account in determining that each Trustee should serve as a Trustee of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Investment Manager, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. While the Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives.

Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Investment Manager to manage the Fund’s portfolio on a day-to-day basis. The Board is responsible for overseeing the Investment Manager and the Fund’s other service providers in accordance with the Fund’s investment objective and policies and otherwise in accordance with the requirements of the Investment Company Act, and other applicable federal, state and other securities and other laws, and the Fund’s Declaration of Trust and bylaws. The Board meets in-person periodically throughout the year. The Independent Trustees also will regularly meet without the presence of any representatives of management. The Board has established three standing committees - the Audit and Compliance Committee, the Nominating Committee and the Qualified Legal Compliance Committee - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is comprised exclusively of Independent Trustees. The responsibilities of each committee, including its oversight responsibilities, are described further below.

An Interested Trustee, Kenneth E. Steben, serves as Chairman of the Board. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management and the Independent Trustees, presiding at each Board meeting, and facilitating communication and coordination between the Independent Trustees and management. The Board has not appointed a Lead Independent Trustee because the size of the Board is not conducive to such appointment.

The Trustees believe that the structure of the Board and committees is appropriate and facilitates the orderly and efficient flow of information to and from the Trustees to the Investment Manager and other service providers with respect to services provided to the Funds, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face. The Trustees also believe that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the Master Fund and the risks that the Fund and the Master Fund face. The Board and its committees will review

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their structure regularly, to help ensure that it remains appropriate as the business and operations of the Fund and the Master Fund, and the environment in which the Fund and the Master Fund operate and evolve.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Investment Manager or other service providers (depending on the nature of the risk) subject to supervision by the Investment Manager. The Board has charged the Investment Manager and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to reduce the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of the Fund’s investment program and operations and will be addressed as part of various regular Board and committee activities. The Fund’s investment management and business affairs are carried out by or through the Investment Manager and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Trustees expect to receive reports from, among others, management, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, and internal auditors for the Investment Manager, as appropriate, regarding risks faced by the Fund and the Investment Manager’s risk management programs.

Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate the occurrence or effects of certain risks. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Investment Manager, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors the Fund’s ability to manage risk is subject to substantial limitations.

As noted above, the Board has three standing committees – the Audit and Compliance Committee, the Nominating Committee and the Qualified Legal Compliance Committee. Each of the Committees is comprised solely of Independent Trustees and the members of the committees are identified below. Additional information about the committees is provided below.

Audit and Compliance Committee. The Trust has an Audit and Compliance Committee, consisting of Messrs. Putterman and Schwartz. The members of the Audit and Compliance Committee are Independent Trustees. The Audit and Compliance Committee met four times during the most recent fiscal year. The primary responsibilities of the Audit and Compliance Committee are to make recommendations to the Board as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into matters relating to audits; the review with the independent registered public accounting firm of the results of audits; oversight of the Trust’s compliance with legal and regulatory requirements, internal control over financial reporting and independent audits; and addressing any other matters regarding audits and compliance.

Nominating Committee. The Trust has a Nominating Committee, consisting of Messrs. Putterman and Schwartz. The Nominating Committee did not meet during the most recent fiscal year. The Nominating Committee is responsible for the selection and nomination for appointment of candidates to serve as Trustees of the Trust. The Nominating Committee will review shareholders’ nominations to fill vacancies on the Board. Shareholders can submit recommendations in writing addressed to the attention of the chair of the Nominating Committee, 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, Maryland 20878. A shareholder’s recommendation must include the following information about the nominee: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

With respect to the criteria the Nominating Committee uses for selecting nominees, a successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating Committee also will consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.

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Qualified Legal Compliance Committee. The Trust has a Qualified Legal Compliance Committee, consisting of the members of the Audit and Compliance Committee – Messrs. Putterman and Schwartz. The members of the Qualified Legal Compliance Committee are Independent Trustees. The Qualified Legal Compliance Committee did not meet during the most recent fiscal year. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Qualified Legal Compliance Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee, or agent of the Trust.

Trustee Qualifications

This section discusses, for each Trustee, the experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a Trustee. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws or for any other purpose under state or federal law.

Andrew Putterman: Mr. Putterman has experience in senior management and as chief executive officer of various financial services companies. He has extensive experience in alternative investments and in the financial industry, including serving as Principal of 1812 Park, LLC, Chairman Emeritus, Chief Executive Officer and President of Fortigent LLC, and serving as a director of Princeton Private Equity Fund and The Private Trust Company. He has substantial business background with direct financial oversight, supervising a principal financial officer, and serving as a chief financial officer, controller, and public accountant. He has served as a Trustee of registered investment companies for multiple years.

Mark E. Schwartz: Mr. Schwartz has experience in senior management and as president of an investment advisory firm. He has investment management experience as a portfolio manager managing separate accounts, holding designations as a Certified Fund Specialist (CFS) and Chartered Retirement Planning Counselor (CRPC). He has served as a non-compensated advisor to the University of Maryland College Park Foundation Investment Committee. He also has extensive broker-dealer experience.

Kenneth E. Steben: Mr. Steben has investment management and senior management experience as the founder and president of Steben, an investment adviser registered with the SEC, a commodity pool operator registered with the CFTC and a broker-dealer registered with the SEC and a member of FINRA. He also serves on Steben’s Investment Committee.

Trustees’ Holdings

The dollar range of equity securities of the Fund owned by each Trustee is set forth below (1)

Name of Trustee	Dollar Range of Equity Securities in the Fund as of March 31, 2017(1)(2)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the SCI Advised Fund Complex as of March 31, 2017 (1)(2)
Andrew Putterman*	N/A	N/A
Mark E. Schwartz	$10,001 to $50,000	$50,001 to $100,000
Kenneth E. Steben	Over $100,000	Over $100,000

*	Mr. Putterman was elected to the Board in January 2018.
(1)	The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.
(2)	Includes the portion of direct and indirect investments made by the Investment Manager beneficially owned and personal investments.

Independent Trustee Ownership of Securities

As of March 31, 2017, the Independent Trustees (and their respective immediate family members) did not beneficially own securities of the Investment Manager or Distributor, or an entity controlling, controlled by or under common control with the Investment Manager or Distributor (not including registered investment companies).

As of March 31, 2017, the Trustees and Officers, as a group, held less than 1% of the outstanding Class A shares and 2.9% of the outstanding Class I shares of the Fund.

Compensation for Trustees

The Independent Trustees are paid annual compensation for service on the Board and its Committees for the SCI Advised Funds in an annual amount of $25,000 each. Such compensation encompasses attendance and participation at Board and Committee meetings, including telephonic meetings, if any. There are currently two Independent Trustees. The Audit Committee Chairman and the Audit Committee Financial Expert also receives an annual amount of $15,000. In the interest of

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recruiting and retaining Independent Trustees of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. In addition, the Fund reimburses each Independent Trustee for travel and other expenses incurred in connection with attendance at such meetings. Other Officers (apart from the CCO) and Trustees of the Fund who are “interested persons” by virtue of their affiliation with the Investment Manager receive no compensation in such role.

The following table sets forth estimated compensation to be paid to the Independent Trustees and officers during the Fund’s and the Master Fund’s first fiscal period. The Fund and the Master Fund have no retirement or pension plans.

Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from the Fund, Master Fund and the SCI Advised Fund Complex
George W. Morriss	$15,000	$30,000
Andrew Putterman*	N/A	N/A
Mark E. Schwartz	$7,500	$15,000

*Mr. Putterman was elected to the Board in January 2018

Other Accounts Managed by the Investment Committee Members

Certain Investment Committee Members, who are primarily responsible for the management of the Fund and the Master Fund, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of March 31, 2017: (i) the number of registered investment companies, other pooled investment vehicles and other accounts managed by the Investment Committee Members and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Investment Committee Member	Type of Accounts	Total # of Accounts Managed	Total Assets (000,000s omitted)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (000,000s omitted)
Kenneth E. Steben	Registered Investment Companies	3	$166	0	$0
	Other Pooled Investment Vehicles	2	$518	0	$0
	Other Accounts	0	$0	0	$0
John Dolfin	Registered Investment Companies	3	$166	0	$0
	Other Pooled Investment Vehicles	2	$518	0	$0
	Other Accounts	0	$0	0	$0
Basak Akiska	Registered Investment Companies	3	$166	0	$0
	Other Pooled Investment Vehicles	2	$518	0	$0
	Other Accounts	0	$0	0	$0

Securities Ownership of Investment Committee Members

The table below shows the dollar range of the shares of the Fund beneficially owned as of March 31, 2017 by each Investment Committee Member.

Investment Committee Member	Fund
Kenneth E. Steben	$100,001 to $500,000
John Dolfin	none
Basak Akiska	none

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Conflicts of Interest of the Investment Manager

As an investment adviser and fiduciary, the Investment Manager owes its clients and shareholders an undivided duty of loyalty. The Investment Manager recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including the Fund, and allocating investment opportunities. Investment professionals, including the Portfolio Managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Investment Manager places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Investment Manager has adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Investment Manager own, buy or sell securities that may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Ethics, the Investment Manager permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Investment Manager. The Investment Manager’s Code of Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Investment Manager.

Managing Multiple Accounts for Multiple Clients. The Investment Manager has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. These conflicts increase where, as here, an investment professional receives performance-based compensation from some accounts but not from others, or receives asset-based compensation from accounts with different advisory fees. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies and unregistered investment vehicles, such as hedge funds. Among other things, investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at the Investment Manager routinely are required to select and allocate investment opportunities among accounts. The Investment Manager has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to Portfolio Funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Investment Manager’s procedures are also designed to address potential conflicts of interest that may arise when the Investment Manager has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Investment Manager could share in investment gains.

Performance Fees. An Investment Committee Member may advise certain accounts with respect to which advisory fees are based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the Investment Committee Member in that the Member may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to the Fund.

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Compensation to Investment Committee Members

The Investment Manager’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for the Investment Manager’s clients, including shareholders of the Fund. Except as described below, investment professionals do not receive any direct compensation based upon the investment returns of any individual client account.

Mr. Steben indirectly owns equity interests in the Investment Manager. He receives a salary and distributions based on profits of the Investment Manager. As it relates to the Fund, the Master Fund and the SCI Advised Fund Complex, Mr. Dolfin receives his compensation based on the size of the Fund and of other funds managed by or for which the Investment Manager serves as general partner and the management and advisory fees charged thereon. He is also paid a salary. Ms. Akiska is paid a base salary and is eligible for a performance-based bonus annually. These individuals, among others, are responsible for the investment processes and management of the Investment Manager. Messrs. Steben and Dolfin and Ms. Akiska believe that to the extent that they are successful in their investment endeavors, the greater the amount of assets over time and the more significant their compensation will be from the Investment Manager.

Contributions under the Investment Manager’s 401(k) Plan. The contributions are matching up to a certain percentage of contributions based.

Investment Manager

Pursuant to the management agreement between the Fund and the Investment Manager, the Investment Manager provides investment advisory services to the Fund (the “Management Agreement”). The Management Agreement provides that, subject to the supervision of the Board, the Investment Manager is responsible for management and oversight of the Fund’s portfolio. Under the terms of a Management Agreement, the Investment Manager allocates Fund assets and monitors regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective and whether its investment performance and other criteria are satisfactory. The Investment Manager may reallocate assets among Portfolio Funds, terminate relationships with Portfolio Funds and select additional Portfolio Funds, subject in each case to the ultimate supervision of, and any policies established by, the Board. The Investment Manager has a separate comparable management agreement with the Master Fund. Under that agreement, the Investment Manager is responsible for management and oversight of the Master Fund’s portfolio and performs the same functions for the Master Fund as it would for the Fund subject to the supervision of the Board.

Each Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Investment Manager and any director, officer or employee of the Investment Manager, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. Each Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, the Investment Manager or any partner, director, officer or employee of the Investment Manager, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

In consideration of the investment advisory services provided by the Investment Manager, the Fund pays the Investment Manager a monthly fee at the annual rate of 1.25% of an aggregate of the Fund’s net assets determined as of the last day of a calendar month (the “Management Fee”). The Management Fee is payable in arrears as of the last day of the subsequent month. However, to the extent that the Fund invests substantially all of its investable assets in the Master Fund, the Fund does not directly pay the Investment Manager such fees. Rather, the Master Fund would pay the Investment Manager the Management Fee at the annual rate of 1.25% of an aggregate of the Master Fund’s net assets determined as of the last day of the calendar month.

Unless earlier terminated as described below, each Management Agreement remains in effect for a period of two years from the date of execution and will continue in effect from year to year thereafter if approved annually (a) by the Board or by a majority of the outstanding shares of the Fund or the Master Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Each

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Management Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund or the Master Fund.

During the fiscal year that ended on March 31, 2017, the Master Fund paid $795,264 in Management Fees to the Investment Manager. During the fiscal year ended on March 31, 2017, the Fund indirectly paid (through its ownership in the Master Fund) $237,509 Management Fees to the Investment Manager.

Pursuant to an Operating Services Agreement with the Fund, the Fund has agreed to pay the Investment Manager 0.30% of the Fund’s monthly assets (the “Operating Services Fee”) and the Investment Manager has contractually agreed to pay all of the Fund’s ordinary fund-wide expenses including the Fund’s organizational and offering expenses but not the following Fund expenses: the Management Fee, the Distribution and Service Fees, borrowing costs, interest expenses, brokerage commissions and other transaction and investment-related costs, Portfolio Fund and Portfolio Fund Manager fees and expenses, taxes, litigation and indemnification expenses, judgments and other extraordinary or non-recurring expenses not incurred in the ordinary course of the Fund’s business. This Operating Services Agreement may be terminated at any time by the Board. The Master Fund has entered into a similar operating services agreement with the Investment Manager for 0.15% of the Master Fund’s monthly assets.

During the fiscal year ended on March 31, 2017, the Master Fund paid $95,443 in Operating Services Fees to the Investment Manager. During the fiscal year ended on March 31, 2017, the Fund paid $57,379 in Operating Services Fees to the Investment Manager.

Administration and Transfer Agent

The Fund and the Master Fund have entered into an Administration Agreement with the U.S. Bancorp Fund Services, LLC (“Administrator”). Pursuant to the terms of the Administration Agreement, the Administrator has the responsibility for providing administrative services, and for assisting the Fund and the Master Fund with their operational needs, pursuant to the Administration Agreement. The Administration Agreement remains in effect for at least a three-year period (subject to either party’s ability to terminate the agreement due to a material, uncured breach by the other party), and thereafter will automatically renew for successive one-year terms unless written notice of non-renewal is provided no later than ninety days prior to the expiration of the term.

Under the Administration Agreement, the Administrator is responsible for, among other things: (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares, if any, including with regard to reinvestment of dividends under the Dividend Reinvestment Plan; (2) providing the Fund and the Master Fund with certain administrative, clerical, recordkeeping and bookkeeping services; (3) computing the NAV of the Fund and the Master Fund; (4) preparing accounting information, or overseeing the preparation of, monthly, quarterly, semi-annual and annual financial statements of the Fund and the Master Fund, quarterly reports of the operations of the Fund and the Master Fund and maintaining information to facilitate the preparation of annual tax returns; (5) providing regulatory compliance and assisting in the preparation of certain regulatory filings; and (6) performing additional services, as agreed upon, in connection with the administration of the Fund and the Master Fund. The Administrator is paid a monthly fee (the “Administration Fee”) based on the month-end net assets of the Master Fund. The Fund bears its share of the Administration Fee as per the terms of the Administration Agreement.

The Investment Manager pays the administration fees directly, and receives a 0.15% operating services fee from the Master Fund and a 0.30% fee from the Fund under an Operating Services Agreement. During the fiscal year ended on March 31, 2017, the Master Fund indirectly paid (through the Operating Services Agreement with the Investment Manager) $46,381 in administration fees to the Administrator. During the fiscal year ended on March 31, 2017, the Fund indirectly paid (through its ownership in the Master Fund and the Operating Services Agreement with the Investment Manager) $19,308 in administration fees to the Administrator. The Fund bears an indirect portion of these fees through the NAV of the Master Fund.

Servicing Fee and Administrative Servicing Fee. Prior to July 31, 2014, the Investment Manager acted as servicing agent to the Fund (“Servicing Agent”), whereby it provided or procured certain Shareholder servicing and administrative assistance. Investor servicing entails the provision of personal, continuing services to investors in the Fund and administrative assistance. The Servicing Agent, in turn, retained certain parties to act as sub-servicing and sub-administrative servicing agents to assist with investor servicing and administration. The Fund compensated the Servicing Agent for providing or procuring these services and, when the Servicing Agent employed sub-servicing and sub-administrative servicing agents, the Servicing Agent compensated such sub- agents out of its own resources.

In consideration for investor services and administrative assistance, the Fund paid the Investment Manager, as Servicing Agent, a servicing fee (“Administrative Servicing Fee”) based on the average month-end net assets of the Fund over the course of the applicable quarter. The Administrative Servicing Fee for the Fund was equal to 0.25% (on an annualized basis) of the Fund’s average month-end net assets, payable quarterly in arrears. Since the beginning of the fiscal year on April 1, 2014 through July 31, 2014, the Fund paid $726 in Administrative Servicing Fees to the Adviser. After July 31, 2014, the Administrative Servicing Fee converted to Class I Distribution and Service Fee, as described in the Prospectus. For the periods ended August 1, 2014 through March 31, 2015, March 31, 2016 and March 31, 2017, the Fund paid $4,469, $21,120 and $68,405 in Distribution and Service Fees for Class A and Class I shares, respectively, for distribution services by the Distributor and to financial intermediaries.

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CUSTODIAN

U.S. Bank, N.A. (the “Custodian”) serves as custodian for the Fund and the Master Fund. Pursuant to a custodian agreement, the Custodian maintains a separate account in the name of the Fund, holds and transfers portfolio securities on account of the Fund, accepts receipts and makes disbursements of money on behalf of the Fund, collects and receives all income and other payments and distributions on account of the Fund’s securities. The Fund also may enter into principal transactions with one or more affiliates of the Custodian.

Proxy Voting Policies and Procedures

The Fund invests substantially all of its investable assets in the Master Fund. The Master Fund invests a substantial portion of its assets in securities of Portfolio Funds. These securities do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. However, the Investment Manager and/or the Master Fund may, under some circumstances, receive proxies from certain Portfolio Funds and other issuers. The Board has delegated to the Investment Manager authority to vote all proxies relating to the Fund’s or Master Fund portfolio securities pursuant to the Statement of Policies and Procedures for Proxy Voting set out in the Appendix A to this SAI. Information on how the Fund and the Master Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30, 2016 will be available on Form N-PX without charge by calling 800.726.3400, or on the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into the Prospectus.

Codes of Ethics

The Board has adopted a code of ethics for the Fund and the Master Fund pursuant to Rule 17j-1 under the Investment Company Act and has also approved the Code of Ethics of the Investment Manager that was adopted by it in accordance with Rule 17j-1 and Rule 204A-1 under the Advisers Act. The codes of ethics establish policies and procedures for personal investing by employees and restrict certain transactions. Employees subject to the codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held, directly or indirectly, by the Fund.

The codes of ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. The codes of ethics also are available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102. This reference to the website does not incorporate the contents of the website into the Prospectus.

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Outstanding Securities and Record Ownership

As of March 31, 2017, the Fund owns of record 29.29% of the Master Fund’s Shares.

As of March 31, 2017, the following persons own of record 5% or more of the Fund’s shares:

Class A Shares Record Owner	Number of Shares	Percent of the Assets Held by the Shareholder
THE FRINK FAMILY LIVING TRUST U/A 03/09/90 ALBERT A FRINK & DENISE L FRINK TR 6 PINNACLE PT NEWPORT COAST CA 92657-1548	50,115.6350	9.28%
NATIONAL FINANCIAL SERVICES LLC CUST FBO ROBERT J FEELEY TRUST 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	34,272.7500	6.35%
MORGAN BRANT WARD & HOLLY RICHESON WARD COMMUNITY PROPERTY 24616 BIRDIE RDG SAN ANTONIO TX 78260-7847	31,293.3890	5.80%
NATIONAL FINANCIAL SERVICES LLC CUST FBO ALLAN C BEEBE IRA 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	28,774.5980	5.33%
NATIONAL FINANCIAL SERVICES LLC CUST FBO RICHARD A RILEY & LAUREN LUBOW 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	27,936.1580	5.17%

Brokerage Transactions

Subject to policies established by the Board, the Investment Manager is primarily responsible for the execution of the Fund’s and the Master Fund’s portfolio transactions and the allocation of any brokerage. Because the Investment Manager makes most of the Master Fund’s purchases of securities directly from the issuer (i.e., the Portfolio Funds), the Investment Manager engages in transactions using a broker on a more limited basis. Nevertheless, some of the Fund’s portfolio transactions may be subject to expenses.

When engaging in brokerage transactions, the Fund and the Master Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund and the Master Fund deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund and the Master Fund to seek to obtain best execution in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund and the Master Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Investment Manager. There may be occasions where the transaction cost charged by

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a broker may be greater than that which another broker may charge if a Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

None of the Fund, the Master Fund nor the Investment Manager has entered into any agreements or understandings with any brokers regarding the placement of securities transactions based on research services they provide. To the extent that brokers supply investment information to the Investment Manager for use in rendering investment advice to the Fund or the Master Fund, such information may be supplied at no cost to the Investment Manager, and therefore may have the effect of reducing the expenses of the Investment Manager in rendering advice to the Fund or the Master Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Investment Manager probably does not reduce the overall expenses of the Investment Manager to any material extent.

The investment information provided to the Investment Manager is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is designed to augment the Investment Manager’s own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Investment Manager in carrying out its investment responsibilities with respect to all its client accounts.

Research services furnished by broker-dealers could be useful and of value to the Investment Manager in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Investment Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund and the Master Fund.

Investment decisions for the Fund and the Master Fund are made independently of those of other investment companies and other advisory accounts managed by the Investment Manager. It may happen, on occasion, that the same security is held in the portfolio of the Fund, the Master Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the Investment Manager, particularly when a security is suitable for the investment objectives of more than one such company or account. When two or more companies or accounts managed by the Investment Manager are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts as to both amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

Each Portfolio Fund Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Portfolio Fund it manages. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Investment Manager expects that each Portfolio Fund Manager generally selects brokers and dealers to effect transactions on behalf of its Portfolio Fund substantially as described below, although the Investment Manager can give no assurance that a Portfolio Fund Manager will adhere to, and comply with, the described practices. The Investment Manager generally expects that, in selecting brokers and dealers to effect transactions on behalf of a Portfolio Fund, a Portfolio Fund Manager will seek to obtain best execution for the transactions, taking into account such factors as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. Subject to appropriate disclosure, however, Portfolio Fund Managers of Portfolio Funds may select brokers on a basis other than that outlined above and may receive services (other than research as described in the following paragraph) that benefit the Portfolio Fund Manager rather than its Portfolio Fund. The Investment Manager may consider the adequacy of the broker selection process employed by a Portfolio Fund Manager, as well as the above principles, as a factor in determining whether to invest in a Portfolio Fund. Each Portfolio Fund Manager generally will seek reasonably competitive commission rates, but will not necessarily pay the lowest commission available on each transaction.

Consistent with seeking best execution, a Portfolio Fund Manager may place brokerage orders with brokers (including affiliates of the Investment Manager) that may provide the Portfolio Fund Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of a Portfolio Fund Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Fund Manager or its affiliates in providing services to clients other than a Portfolio Fund. In addition, not all of the supplemental information is used by the Portfolio Fund Manager

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in connection with a Portfolio Fund in which the Fund invests. Conversely, the information provided to the Portfolio Fund Manager by brokers and dealers through which other clients of the Portfolio Fund Manager and its affiliates effect securities transactions may be useful to the Portfolio Fund Manager in providing services to a Portfolio Fund. In accordance with provisions of the Investment Company Act, an affiliate of the Investment Manager may effect brokerage transactions for a Portfolio Fund.

Portfolio Turnover

The Fund’s and the Master Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities (including Portfolio Funds) for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund or the Master Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. A high portfolio turnover rate may result in greater transaction costs, which are borne directly by the Fund or the Master Fund, although the Fund or the Master Fund generally do not incur transaction costs in buying and selling Portfolio Funds. In addition, high portfolio turnover has certain tax consequences for shareholders. While the portfolio turnover rates of the Portfolio Funds may be very high, the Fund and the Master Fund expects its portfolio turnover rate to be less than 100% (often substantially so) in any fiscal year.

Additional Taxation Discussion

The following discussion of U.S. federal income tax consequences of investment in the Fund and the Master Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund and the Master Fund. There may be other tax considerations applicable to particular Shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

References to the Fund herein include both the Fund and the Master Fund. The discussion of the tax treatment of certain Fund investments relates to investments made by Portfolio Funds.

Taxation of the Fund

Qualification for and Treatment as a Regulated Investment Company

The Fund has elected to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that satisfies certain requirements regarding the nature of its income will be treated as

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qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its Shareholders in the form of dividends (including capital gain dividends, as defined below).

The Fund has elected to be treated, and intends to qualify and be eligible to be treated, as a RIC.

The Fund invests in Portfolio Funds that are classified as PFICs for U.S. federal income tax purposes, and Portfolio Funds themselves may invest in entities that are classified as PFICs. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A U.S. investor in a PFIC is subject to federal income tax on its PFIC-related income under one of three alternative tax treatments – “excess distribution” treatment, “qualified electing fund” treatment, or “mark-to-market” treatment, each of which is described below. The Fund expects to make mark-to-market elections with respect to most of its PFIC investments.

Investments in PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from a PFIC or on proceeds received from the disposition of shares in a PFIC. This tax cannot be eliminated by making distributions to Fund Shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the Fund realizes a loss with respect to a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC interests are sold, at which point the loss will be treated as a capital loss.

If neither a “mark to market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the Fund. In such a case, the Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the interests in a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Fund as a dividend to its Shareholders.

By making the mark-to-market election, the Fund may be required to recognize income (which generally must be distributed to the Fund’s Shareholders) in excess of the distributions that it receives from the PFIC. Accordingly, the Fund may need to borrow money or to dispose of investments, potentially including its interests in the PFIC, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or the nondeductible 4% excise tax. There can be no assurances, however, that the Fund will be successful in this regard, and the Fund may not be able to maintain its status as a RIC.

The Fund may also invest in Portfolio Funds treated as partnerships for U.S. federal income tax purposes. In such cases, the Fund will be treated as receiving its proportionate share of each item of gross income earned by the partnership and must look through to the character of such items of gross income earned by the partnership in applying the RIC qualifying income test. Income derived by the Fund from an investment in a partnership is treated as qualifying income for RIC

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purposes only to the extent such income is attributable to items of partnership income that would be qualifying income if received directly by the Fund. Although some Portfolio Fund strategies (e.g., long-short equity funds) generate income that would be qualifying income for RIC purposes, other strategies (e.g., commodity funds, energy funds and real estate funds) produce income that would not be “good” income for RIC qualification purposes. Similarly, the Fund would look through the partnership to the partnership’s underlying assets for purposes of analyzing the Fund’s asset diversification. The Fund closely monitors its investments in funds that are treated as partnerships in order to assure the Fund’s compliance with Subchapter M requirements. The Fund also needs to rely upon information reported to it by partnership Portfolio Funds for purposes of determining income required to be distributed by the Fund for RIC qualification purposes, for purposes of avoiding corporate income tax and for purposes of avoiding the nondeductible 4% excise tax, and such Portfolio Funds may not provide the necessary information within the time period needed by the Fund for such purposes.

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate Shareholders and may be eligible to be treated as “qualified dividend income” in the case of Shareholders taxed as individuals, provided, in both cases, the Shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its Shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain. Any taxable income, including any net capital gain, retained by the Fund will be subject to tax at a Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its Shareholders (or the Fund) who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a Shareholder of the Fund (or the Fund) would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the Shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Excise Tax

If the Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid the imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

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Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a RIC retains or distributes such gains. A RIC may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply long-term capital loss carryforwards first against long–term capital gains, and short-term capital loss carry forwards first against short-term capital gains. such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual Investor report for each fiscal year.

Because a RIC cannot “pass through” its losses to its investors, any capital losses the Fund recognizes for U.S. federal income tax purposes will remain at a Fund level until the Fund can use them to reduce future capital gains.

Taxation of Shareholders

Distributions by the Fund

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a Shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“capital gain dividends”) will be taxable to Shareholders as long-term capital gains includible in and taxed at the reduced rates applicable to net capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Shareholders as ordinary income. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the Shareholder and Fund level.

An investor should be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual Shareholders.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each Investor early in the succeeding year.

If the Fund makes a distribution to a Shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such Investor’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a Shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Shareholder of its shares.

Distributions are taxable as described herein whether Shareholders receive them in cash or reinvest them in additional shares. If the Fund pays dividends pursuant to a Cash-or-Shares Election (as defined in the Prospectus), a Shareholder will be treated as having received a dividend equal to the full amount of the distribution, including the portion payable in shares.

A dividend paid to Shareholders in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to Shareholders of record on a date in October, November or December of that preceding year.

Distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular Investor’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore

Steben Select Multi-Strategy Fund SAI	Page 18

included in the price the Shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the Shareholder’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

Qualified Dividend Income

In order for some portion of the dividends received by a Fund Shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the Shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or Investor level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a Shareholder taxed as an individual, provided the Shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

The Fund does not currently expect that it will earn significant qualified dividend income and, therefore, the Fund expects that its distributions to Shareholders generally will not qualify for lower tax rates applicable to qualified dividend income.

Dividends Received Deduction

In general, dividends of net investment income received by corporate Shareholders of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate Investor fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

The Fund expects that its distributions to Shareholders that are corporations generally will not be eligible for the dividends received deduction.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual Shareholders and will not be eligible for the dividends-received deduction for corporate Shareholders.

Special Rules for Debt Obligations

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

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Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Portfolio Fund or, if applicable, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to Shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its Shareholders may receive a larger capital gain dividend than if the Fund had not held such securities.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

At-Risk or Defaulted Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain Investments in REITs

Any investment by the Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“U.S. REITs”) may result in the Fund’s receipt of cash in excess of the U.S. REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund Shareholders for U.S. federal income tax purposes. Investments in U.S. REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a U.S. REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

If the Fund invests directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”) special rules may apply. Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a U.S. REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to Shareholders of the RIC in proportion to

Steben Select Multi-Strategy Fund SAI	Page 20

the dividends received by such Shareholders, with the same consequences as if the Shareholders held the related interest directly.

In general, excess inclusion income allocated to Shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. Investor, will not qualify for any reduction in U.S. federal withholding tax.

Although Portfolio Funds in which the Fund invests may invest in REMICs or TMPs, the Fund does not anticipate receiving significant income subject to the “excess inclusion” rule.

Foreign Currency Transactions

Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to Shareholders and increase the distributions taxed to Shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Options and Futures

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging, and Related Transactions

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale,

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securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to Shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid the Fund-level tax.

Commodity-Linked Derivatives

The Fund’s use of commodity-linked derivatives can bear on or be limited by the Fund’s intention to qualify as a RIC. Income and gains from certain commodity-linked derivatives does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Book-Tax Differences

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury 28% of the taxable distributions and redemption proceeds paid to any individual Investor who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt Investor of the RIC. Notwithstanding this “blocking” effect, a tax-exempt Investor could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt Investor within the meaning of Code Section 514(b).

A tax-exempt Investor may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt Shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess

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inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such Shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the Investment Company Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other Investor, and thus reduce such Investor’s distributions for the year by the amount of the tax that relates to such Investor’s interest in the Fund.

Although Portfolio Funds in which the Fund invests may invest in REMICs or TMPs, the Fund does not anticipate receiving significant income subject to the “excess inclusion” rule.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Sale or Exchange of Shares

The sale or exchange of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a Shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the Shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

From time to time, the Fund intends to make a tender offer for its Shares (as described under “Repurchase of Shares” and “Transfers of Shares” in the Fund’s Prospectus). Shareholders who tender all Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a Shareholder tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such Investor may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering Shareholders and Shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Fund.

To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders or otherwise repurchases Fund shares, the Fund will be required to make additional distributions to its Shareholders.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a Shareholder recognizes a loss of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, Shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to Shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Shareholders

Absent a specific statutory exemption, dividends other than capital gain dividends paid (or deemed paid), properly designated short-term capital gain dividends and properly designated interest-related dividends, by the Fund to a Shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign Shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Distributions properly reported as capital gain dividends, properly designated short-term capital gain dividends and properly designated interest-related dividends, generally are not subject to withholding of U.S. federal income tax.

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The Fund is not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign Investor, to the extent such distributions are properly reported as such by the Fund in a written notice to Shareholders (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported as such by the Fund in a written notice to Shareholders (“short-term capital gain dividends”). This exception to withholding for interest-related dividends does not apply to distributions to a foreign Investor (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign Investor is the issuer or is a 10% Investor of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign Investor and the foreign Investor is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual foreign Investor who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests as described below. If the Fund invests in a RIC that paid such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to Shareholders. Foreign Shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A foreign Shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct by the foreign Investor of a trade or business within the United States, (ii) in the case of a foreign Investor that is an individual, the Shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign Investor’s sale of shares of the Fund or to the capital gain dividend the foreign Investor received (as described below).

Foreign Shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Foreign Shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign Investor within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign Investor is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the Shareholder in the United States. More generally, foreign Shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign Investor must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign Shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Shareholders holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign Investor may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

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USRPHC Rules

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign Investor attributable to distributions received by the Fund from a lower-tier U.S. REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign Investor being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign Investor, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign Investor’s current and past ownership of the Fund.

In addition, if the Fund were a USRPHC or former USRPHC, a greater-than-10% foreign Investor generally would be required to file a U.S. tax return in connection with the sale of its Fund shares, and pay related taxes due on any gain realized on the sale.

The Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of certain of the special exceptions referred to above.

Other Reporting and Withholding Requirements

Rules enacted in March 2010 known as the “Foreign Account Tax Compliance Act” (“FATCA”) require the reporting by non-U.S. entities to the IRS or a governmental authority in an entity’s own country of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information or otherwise demonstrate compliance with or exemption from FATCA can result in a 30% withholding tax on certain payments of U.S. source income (“withholdable payments”). Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends or interest (beginning July 1, 2014) and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest (beginning July 1, 2019).

The IRS has issued Regulations with respect to these rules. Pursuant to these Regulations, distributions made by the Fund to a Shareholder subject to the phase in noted above, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to foreign Shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends, as described above), will be withholdable payments subject to withholding. Payments to Shareholders will generally not be subject to withholding, so long as such Shareholders provide the Fund with such certifications, waivers or other documentation as the Fund requires to comply with these rules, including, to the extent required, with regard to their direct and indirect owners. In general, a Shareholder that is a U.S. person or non-U.S. individual will be able to avoid being withheld upon by timely providing the Fund with a valid IRS Form W-9 or W-8BEN, respectively. Subject to any applicable intergovernmental agreement, payments to a Shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such Investor (i)(a) enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect U.S. investors or accounts, or (b) qualifies for an exception from entering into such an agreement and (ii) provides the Fund with appropriate certifications or other documentation concerning its status.

The Fund may disclose the information that it receives from its Shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, including current or future Treasury regulations or IRS guidance issued thereunder, in each case as modified by any applicable intergovernmental agreement between the United States and a non-U.S. government to implement FATCA and improve international tax compliance.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in the Fund through an

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intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

Additional Information and Summary of the Declaration of Trust

An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the Fund’s Declaration of Trust (the “DoT”). The following is a summary description of additional items and of select provisions of the DoT that may not be described elsewhere in this SAI or the Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the DoT.

Liability; Indemnification

Under Delaware law and the DoT, each Shareholder will be liable for the debts and obligations of the Fund only to the extent of the value of such Shareholder’s Shares. The DoT provides that the Trustees and the Investment Manager (including certain of its affiliates, among others) shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law.

The DoT also contains provisions for the indemnification, to the extent permitted by law, of the members and former members of the Board and the Investment Manager (including certain of its affiliates, among others) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any Shareholder by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the DoT shall not be construed so as to limit liability or provide for indemnification of the members and former members of the Board and the Investment Manager (including certain of its affiliates, among others) for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the DoT to the fullest extent permitted by law.

Amendment

The DoT may generally be amended, in whole or in part, with the approval of a majority of the Trustees (including a majority of the Independent Trustees, if required by the Investment Company Act). Shareholders have the right to vote on any amendment: (i) affecting their right to vote granted under the DoT; (ii) to the DoT’s amendment provision; (iii) for which such vote is required by law; and (iv) submitted to them by the Trustees.

Term, Dissolution and Liquidation

The Fund may be dissolved upon the affirmative vote of a majority of the Trustees without Shareholder approval, unless such approval is required by the Investment Company Act. In doing so, the Trustees may: (i) sell the Fund’s assets to another entity in exchange for interests in the acquiring entity; or (ii) sell all of the Fund’s assets for cash. Following such liquidation, the Fund’s Shareholders are entitled to receive the proceeds of such sale, distributed in proportion to the number of Shares held by each Shareholder. Upon termination of the Fund, the Fund will file a certificate terminating its existence as a Delaware statutory trust.

Fiscal Year

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. For tax purposes, the Fund has adopted the 12-month period ending October 31 of each year as its taxable year, unless otherwise required by applicable law.

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Independent Registered Public Accounting Firm And Legal Counsel

The Board has selected KPMG LLP (“KPMG”) as the independent registered public accounting firm of the Fund and the Master Fund. KPMG’s principal business address is 191 W. Nationwide Blvd., Suite 500, Columbus, OH 43215. K&L Gates LLP serves as legal counsel to the Fund and the Master Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made public, as required by law, in the Fund’s annual and semi-annual reports. These reports are filed with the SEC and mailed to Shareholders approximately 60 days after the last day of the relevant period. (In addition, these reports are available upon request.) Also as required by law, the Fund’s portfolio holdings are reported to the SEC approximately 60 days after the last day of the Fund’s relevant first or third fiscal quarterly period. Selected holdings, as well as certain statistical information relating to portfolio holdings, such as strategy breakdowns or strategy performance, may be made available to Shareholders in periodic communications because the Fund considers current portfolio holding information proprietary, such information is typically withheld for some time before being made public.

When authorized by appropriate executive officers of the Fund, portfolio holdings information may be given more frequently than above to third-party service providers and certain affiliated persons of the Fund. As of the date of the Prospectus, these persons are limited to the Custodian (full portfolio daily, no lag), in addition to the Investment Manager and its personnel, internal and external accounting personnel (full portfolio daily, no lag), and the Fund’s independent registered public accounting firm. In addition, the Fund may release to Intermediaries conducting due diligence on the Fund and the Investment Manager subject to a nondisclosure agreement. Finally, on occasion the Fund may disclose one or more individual holdings to pricing or valuation services for assistance in considering the valuation of the relevant holdings. In such cases, the information provided is subject to limitations on use intended to prohibit the recipient from trading on or inappropriately further disseminating it. As part of the internal policies and procedures, conflicts between the interests of the investors and those parties receiving portfolio information will be considered. In addition to the Fund’s policies and procedures in this area, a number of fund service providers maintain their own written procedures limiting use and further transmission of portfolio holdings information disclosed to them. Neither the Fund nor the Investment Manager receives any compensation in connection with the disclosure of information to these parties, and all such arrangements are pursuant to policies approved by the Board, which has determined that they are appropriate and in the best interest of Shareholders. These Company policies and procedures will be reviewed by the Trustees on an annual basis, for adequacy and effectiveness, in connection with the Fund’s compliance program under Rule 38a-1 under the Investment Company Act; and related issues will be brought to the attention of the Trustees on an as appropriate basis.

Additionally, the Investment Manager or its personnel from time to time may comment to the press, Shareholders, prospective investors or investor fiduciaries or agents (orally or in writing) on the Fund’s portfolio securities or may state that the Fund recently acquired or disposed of interests in a Portfolio Fund or other security. This commentary also may include such statistical information as industry, country or strategy exposure, credit quality information, specialized financial characteristics (alpha, beta, maturity, sharpe ratio, standard deviation, default rate, etc.), price comparisons to various measures, portfolio turnover and the like. No comments may be made, however, if likely to permit, in the sole judgment of the Investment Manager, inappropriate trading of Shares or of portfolio securities of the Fund.

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended March 31, 2017, for both the Fund and the Master Fund, which are included in their respective Annual Reports to Shareholders for the reporting period ended March 31, 2017, are incorporated herein by reference. The financial statements include the schedule of investments (Master Fund), statement of assets and liabilities, statement of operations, statement of changes in net assets, statement of cash flows, financial highlights, notes to financial statements and Report of Independent Registered Public Accounting Firm.

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APPENDIX A

STEBEN & COMPANY, INC. | PROXY VOTING POLICIES

Steben & Company (SCI or the Firm), serves as general partner or investment advisor for commodity funds and registered and unregistered investment companies (each a Fund and, together, the Funds), and as such is responsible for many aspects of the Fund’s operations, including the management and investment of its cash assets.

In the absence of a delegation of investment and management authority to another party, which delegation includes the obligation to vote proxies appurtenant to securities and other instruments acquired by said third party for the benefit of the Funds, SCI shall vote shares of stock and other instruments carrying voting rights for the holders thereof in accordance with these Proxy Voting Policies.

1. Duties with Respect to Proxies:

SCI has an obligation to vote all proxies appurtenant to shares of stock and other instruments owned by the Funds in the best interests of the Fund(s) and its owners. In voting these proxies, SCI may not be motivated by, or subordinate the Fund’s interests to, its own objectives or those of persons or parties unrelated to the Fund. SCI will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by it. SCI shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

2. Voting Proxies:

Since SCI invests the Fund’s assets primarily in instruments that do not carry voting rights for the holders thereof, SCI does not anticipate there being any company meetings at which it is expected to vote shares or other interests held (or controlled) by it for the benefit of the Funds. However, where Fund holdings include voting securities and a meeting of holders of such securities is convened, SCI will take the following steps to carry out its duties as to the Fund(s) and its assets:

A.	SCI will track all such shareholder meetings, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

B.	SCI will look primarily to research received from, or delegate all or certain aspects of the proxy voting process to, RiskMetrics or another similar organization.

C.	SCI has the right and the ability to depart from a recommendation made by RiskMetrics or another organization as to a particular vote, slate of candidates or otherwise, and can to vote all or a portion of the shares owned for client accounts in accordance with its preferences.

3. Conflicts of Interest:

SCI is not affiliated with any company whose stock is publicly traded. While SCI believes that such circumstances generally will not present conflict of interest dangers for the Firm or its clients, in order to avoid even the appearance of a conflict of interest, SCI will, by surveying the firm’s employees or otherwise, determine whether SCI has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Firm will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence its decision on a given vote. SCI will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

4. Obtaining Proxy Voting Information:

To obtain information on how SCI voted proxies, please contact the Firm’s Compliance Department.

Adopted as of this 1st day of May, 2010 (amended as of July 2013).

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